Forward-Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the anticipated effects of applying ASC 606 on Telenav’s financial results beginning in the quarter ending September 30, 2018. These statements are based on Telenav management’s beliefs and assumptions and on information currently available to its management. Actual events or results may differ materially from those described in this presentation due to a number of risks and uncertainties, including the impact on revenue recognition and other financial reporting due to the amendment of contracts or changes in accounting standards, such as the implementation of ASC 606. Further information on these and other factors that could affect the forward-looking statements we make in this presentation can be found in the documents that we file with or furnish to the US Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. You should not rely on any forward-looking statements, and we assume no obligation, nor do we intend, to update them. All information in this presentation is as of August 7, 2018. Telenav, Inc. All Rights Reserved © 2018

TELENAV REVENUE RECOGNITION APPLICATION OF NEW STANDARD ASC 606 – REVENUE FROM CONTRACTS WITH CUSTOMERS Telenav is adopting ASC 606 – Revenue from Contracts with Customers, effective July 1, 2018. For comparative purposes Telenav will recast(1) the quarter ended September 30, 2017 under ASC 606 as a comparative quarter to the quarter ended September 30, 2018. Telenav is providing the following slides on select product and services to assist investors in understanding the effects of applying ASC 606 on Telenav’s financial results starting in Fiscal 2019. (1) We anticipate that when we adopt ASC 606, significant amounts currently set forth in deferred revenue and deferred costs as of June 30, 2018 will be restated as revenue and expenses in our prior period statements of operations and as accumulated deficit on our July 1, 2018 balance sheet. Telenav, Inc. All Rights Reserved © 2018

PRODUCT 1 REVENUE (FORD) - AUTOMOTIVE EMBEDDED NAVIGATION SOLUTION
PRODUCT 2 REVENUE (FORD) - PRODUCT 1 + MAP UPDATES

	Revenue Recognition Treatment	
	Timeline →	
ASC 605 – Pre July 1, 2018 GAAP		
Pre 1/1/18 transactions		
Custom Development Fees	Zero - Deferred [1]	At Delivery [1]
Product 1 - Embedded SW w/ Base Map Only (e.g. Ford – except AU/NZ and EU Regions, discontinued 1/1/18)	Embedded SW w/Base Map (Up Front As Customer Reports Units)	
Product 2 - Embedded SW w/Base Map + Map Updates (e.g. Ford - AU/NZ and EU Regions)	Amortize each Unit to End of Contract	
Post 1/1/18 transactions		
Custom Development Fees	Zero - Deferred [1]	At Delivery [1]
Product 1 –Embedded SW w/ Base Map Only (Discontinued 1/1/18)	Discontinued Product	
Product 2 - Embedded SW w/Base Map + Map Updates and Custom Development (e.g. Ford - All Regions)	Zero – All Deferred [1]	

[1] Future Custom Development results in full revenue deferral until **all** development is delivered

Telenav, Inc. All Rights Reserved © 2018

PRODUCT 1 REVENUE (FORD) - AUTOMOTIVE EMBEDDED NAVIGATION SOLUTION PRODUCT 2 REVENUE (FORD) - PRODUCT 1 + MAP UPDATES Revenue Recognition Treatment Timeline ASC 606 Custom Development Fees Future Custom Development Custom Development Recognized Deferred (1) upon each Delivery Product 1 - Embedded SW w/ Base Embedded SW w/Base Map (Up Map Only (e.g. Ford – except AU/NZ and EU Regions, Front as Customer Reports Units) discontinued 1/1/18) Product 2 - Embedded SW w/Base Embedded SW w/Base Map (Up Map + Map Updates (e.g. Ford – All Regions) Front as Customer Reports Units) Map Updates Recognized upon each Delivery (1) Future Custom Development results in revenue deferral; development revenue is recognized upon delivery of each specific feature Telenav, Inc. All Rights Reserved © 2018

PRODUCT 3 REVENUE (GM) – AUTOMOTIVE HYBRID NAVIGATION SOLUTION (EMBEDDED + CONNECTED/MAP UPDATES) Revenue Recognition Treatment Timeline ASC 605 – Pre July 1, 2018 GAAP Product 3 - Embedded SW w/ Base Map, Custom Development, Connected Services Including Map Zero – All Deferred (1) Updates ASC 606 Product 3 - Embedded SW w/ Base Embedded SW w/Base Map (Up Map, Custom Development, Connected Services Including Map Front as Customer Reports Units) Updates Future Custom Development Custom Development Deferred (2) At Delivery (2) Connected Services Amortized to End of Contract Map Updates Recognized upon each Delivery (1) Future Custom Development results in full revenue deferral until all development is delivered (2) Future Custom Development results in revenue deferral; development revenue is recognized upon delivery of each specific feature Telenav, Inc. All Rights Reserved © 2018

SERVICES REVENUE (CS1: TOYOTA/GM-REMOTE LINK; CS2: XEVO)– AUTOMOTIVE BROUGHT-IN CONNECTED SERVICE Revenue Recognition Treatment Timeline ASC 605 – Pre July 1, 2018 GAAP Connected Service 1 with Custom Zero – All Deferred (1) Amortize Each Unit reported by Development Customer to End of Contract (1) Zero – All Deferred (2) Custom Development at Delivery (2) Connected Service 2 with Zero – All Deferred (1) Undelivered Custom Development ASC 606 Connected Service 1 and 2 Amortize Estimated Contract Value to End of Contract (1) Future Custom Development results in full revenue deferral until all development is delivered (2) Future Custom Development revenue deferred; revenue recognized when all development is delivered Telenav, Inc. All Rights Reserved © 2018

SERVICES - ADS AND MOBILE NAVIGATION Revenue Recognition Treatment Timeline ASC 605 – Pre July 1, 2018 GAAP Ads At Delivery Mobile Navigation At Delivery ASC 606 Ads At Delivery Mobile Navigation At Delivery Note: There is NO change in Advertising and Mobile Navigation revenue recognition from adoption of ASC 606 as compared to ASC 605 Telenav, Inc. All Rights Reserved © 2018